Exhibit 99.(h)(1)(F)

AMENDMENT

To

Transfer Agency and Service Agreement

Between

SS&C GIDS, Inc.

And

American Beacon Funds

This Amendment is made as of this 8th day of July 2025, to be effective June 26, 2025, (the “Effective Date”), by SS&C GIDS, Inc. (the “Transfer Agent”) and American Beacon Funds on behalf of its series listed in Schedule A, severely and not jointly (each a “Fund”, collectively the “Funds”). In accordance with Section 13.9 (Miscellaneous/Additional Funds) of the Transfer Agency and Service Agreement between American Beacon Funds and the Transfer Agent dated February 1, 2023, as amended (the “Agreement”), the parties desire to amend the Agreement as set forth herein.

NOW THEREFORE, the parties agree as follows:

1.	Schedule A. Any current Schedule A to the Agreement is hereby added to, replaced and/or superseded with the Schedule A attached hereto dated June 26, 2025; and

2.	All defined terms and definitions in the Agreement shall be the same in this Amendment (the “June 26, 2025 Amendment”) except as specifically revised by this Amendment; and

3.	Except as specifically set forth in this June 26, 2025 Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this June 26, 2025 Amendment to be executed in their names and on their behalf by and through their duly authorized officers, as of the day and year first above written.

AMERICAN BEACON FUNDS	SS&C GIDS, INC.
on behalf of its series listed in Schedule A, severely and not jointly

By	/s/ Terri McKinney	By	/s/ NP Wright
Name:	Terri McKinney	Name:	Nicholas Wright
Title:	Vice President	Title:	Authorized Representative

As an Authorized Officer on behalf of each
of the Funds indicated on Schedule A

1

SCHEDULE A

June 26, 2025

American Beacon Funds

R5 CLASS	Fund #
AHL Managed Futures Strategy Fund - R5 Class	4815
AHL TargetRisk Fund - R5 Class	4917
ARK Transformational Innovation Fund - R5 Class	4865
Balanced Fund - R5 Class	65
Developing World Income Fund - R5 Class	3865
DoubleLine Floating Rate Income Fund - R5 Class	4845
Garcia Hamilton Quality Bond Fund - R5 Class	4851
IMC International Small Cap Fund - R5 Class	4914
International Equity Fund - R5 Class	67
Large Cap Value Fund - R5 Class	66
Man Large Cap Growth Fund - R5 Class	4840
Man Large Cap Value Fund - R5 Class	3416
Ninety One Emerging Markets Equity Fund - R5 Class	6041
Ninety One Global Franchise Fund - R5 Class	6035
Ninety One International Franchise Fund - R5 Class	6038
Shapiro Equity Opportunities Fund - R5 Class	4893
Shapiro SMID Cap Equity Fund - R5 Class	4896
SiM High Yield Opportunities Fund - R5 Class	1941
Small Cap Value Fund - R5 Class	370
SSI Alternative Income Fund - R5 Class	4973
Stephens Mid-Cap Growth Fund - R5 Class	3421
Stephens Small Cap Growth Fund - R5 Class	3426
The London Company Income Equity Fund - R5 Class	3860
TwentyFour Strategic Income Fund - R5 Class	4884

R6 CLASS	Fund #
AHL Multi-Alternatives Fund - R6 Class	4989
ARK Transformational Innovation Fund - R6 Class	6012
Garcia Hamilton Quality Bond Fund - R6 Class	4979
International Equity Fund - R6 Class	4870
Large Cap Value Fund - R6 Class	4868
Man Large Cap Growth Fund- R6 Class	4907
Man Large Cap Value Fund - R6 Class	4871
Ninety One Emerging Markets Equity Fund - R6 Class	6042
Ninety One Global Franchise Fund - R6 Class	6036
Ninety One International Franchise Fund - R6 Class	6039
NIS Core Plus Bond Fund - R6 Class	4987
Shapiro SMID Cap Equity Fund - R6 Class	6017
Small Cap Value Fund - R6 Class	4869
2

SCHEDULE A

June 26, 2025

American Beacon Funds

R6 CLASS (cont)	Fund #
Stephens Mid-Cap Growth Fund - R6 Class	4972
Stephens Small Cap Growth Fund - R6 Class	4980
The London Company Income Equity Fund - R6 Class	6011
TwentyFour Sustainable Short Term Bond Fund - R6 Class	4984

INVESTOR CLASS	Fund #
AHL Managed Futures Strategy Fund - Investor Class	4816
AHL TargetRisk Fund - Investor Class	4918
ARK Transformational Innovation Fund - Investor Class	4866
Balanced Fund - Investor Class	98
Developing World Income Fund - Investor Class	3866
DoubleLine Floating Rate Income Fund - Investor Class	4846
Garcia Hamilton Quality Bond Fund - Investor Class	4852
IMC International Small Cap Fund - Investor Class	4915
International Equity Fund - Investor Class	100
Large Cap Value Fund - Investor Class	99
Man Large Cap Growth Fund - Investor Class	4841
Man Large Cap Value Fund - Investor Class	3417
Shapiro Equity Opportunities Fund - Investor Class	4894
Shapiro SMID Cap Equity Fund - Investor Class	4897
SiM High Yield Opportunities Fund - Investor Class	2238
Small Cap Value Fund - Investor Class	748
SSI Alternative Income Fund - Investor Class	4974
Stephens Mid-Cap Growth Fund - Investor Class	3422
Stephens Small Cap Growth Fund - Investor Class	3427
The London Company Income Equity Fund - Investor Class	3861
TwentyFour Strategic Income Fund - Investor Class	4885

ADVISOR CLASS	Fund #
Balanced Fund - Advisor Class	2162
International Equity Fund - Advisor Class	2035
Large Cap Value Fund - Advisor Class	2163
Small Cap Value Fund - Advisor Class	2036
3

SCHEDULE A

June 26, 2025

American Beacon Funds

A CLASS	Fund #
AHL Managed Futures Strategy Fund - A Class	4817
AHL Multi-Alternatives Fund - A Class	4990
AHL TargetRisk Fund - A Class	4976
ARK Transformational Innovation Fund - A Class	4970
Balanced Fund - A Class	1509
Developing World Income Fund - A Class	3867
DoubleLine Floating Rate Income Fund - A Class	4847
International Equity Fund - A Class	1525
Large Cap Value Fund - A Class	1510
Man Large Cap Growth Fund - A Class	4842
Man Large Cap Value Fund - A Class	3418
NIS Core Plus Bond Fund - A Class	4985
Shapiro Equity Opportunities Fund - A Class	6013
Shapiro SMID Cap Equity Fund - A Class	6015
SiM High Yield Opportunities Fund - A Class	1539
Small Cap Value Fund - A Class	1513
Stephens Mid-Cap Growth Fund - A Class	3423
Stephens Small Cap Growth Fund - A Class	3428
The London Company Income Equity Fund - A Class	3862
TwentyFour Strategic Income Fund - A Class	4909
TwentyFour Sustainable Short Term Bond Fund - A Class	4981

C CLASS	Fund #
AHL Managed Futures Strategy Fund - C Class	4818
AHL Multi-Alternatives Fund - C Class	4991
AHL TargetRisk Fund - C Class	4977
ARK Transformational Innovation Fund - C Class	4971
Balanced Fund - C Class	3740
Developing World Income Fund - C Class	3868
DoubleLine Floating Rate Income Fund - C Class	4848
International Equity Fund - C Class	3742
Large Cap Value Fund - C Class	3741
Man Large Cap Growth Fund - C Class	4843
Man Large Cap Value Fund - C Class	3419
NIS Core Plus Bond Fund - C Class	4986
Shapiro Equity Opportunities Fund - C Class	6014
Shapiro SMID Cap Equity Fund - C Class	6016
SiM High Yield Opportunities Fund - C Class	3764
Small Cap Value Fund - C Class	3743
4

SCHEDULE A

June 26, 2025

American Beacon Funds

C CLASS (cont)	Fund #
Stephens Mid-Cap Growth Fund - C Class	3424
Stephens Small Cap Growth Fund - C Class	3429
The London Company Income Equity Fund - C Class	3863
TwentyFour Strategic Income Fund - C Class	4910
TwentyFour Sustainable Short Term Bond Fund - C Class	4982

Y CLASS	Fund #
AHL Managed Futures Strategy Fund - Y Class	4819
AHL Multi-Alternatives Fund - Y Class	4992
AHL TargetRisk Fund - Y Class	4919
ARK Transformational Innovation Fund - Y Class	4867
Balanced Fund - Y Class	2285
Developing World Income Fund - Y Class	3869
DoubleLine Floating Rate Income Fund - Y Class	4849
Garcia Hamilton Quality Bond Fund - Y Class	4853
IMC International Small Cap Fund - Y Class	4916
International Equity Fund - Y Class	2291
Large Cap Value Fund - Y Class	2290
Man Large Cap Growth Fund - Y Class	4844
Man Large Cap Value Fund - Y Class	3420
Ninety One Emerging Markets Equity Fund - Y Class	6043
Ninety One Global Franchise Fund - Y Class	6037
Ninety One International Franchise Fund - Y Class	6040
NIS Core Plus Bond Fund - Y Class	4988
Shapiro Equity Opportunities Fund - Y Class	4895
Shapiro SMID Cap Equity Fund - Y Class	4898
SiM High Yield Opportunities Fund - Y Class	2299
Small Cap Value Fund - Y Class	2292
SSI Alternative Income Fund - Y Class	4975
Stephens Mid-Cap Growth Fund - Y Class	3425
Stephens Small Cap Growth Fund - Y Class	3430
The London Company Income Equity Fund - Y Class	3864
TwentyFour Strategic Income Fund - Y Class	4886
TwentyFour Sustainable Short Term Bond Fund - Y Class	4983
5

SCHEDULE A

June 26, 2025

American Beacon Funds

American Beacon Institutional Funds Trust
AMERICAN BEACON INSTITUTIONAL FUND	Fund #
American Beacon Diversified Fund	4860

American Beacon Select Funds Trust
AMERICAN BEACON SELECT FUND	Fund #
U.S. Government Money Market Select Fund	1901
6